UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 AMENDMENT NO. 1
                                       on
                                   FORM 8-K/A



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 29, 2001


                                    XOMA LTD.
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             (Exact name of registrant as specified in its charter)


                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


         0-14710                                          52-2154066
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(Commission File Number)                     (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                   94710
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(Address of principal executive offices)                  (Zip code)

Registrant's telephone number, including area code      (510) 644-1170
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          (Former name or former address, if changed since last report)

Item 5. Other Events

     As previously announced on January 29, 2001, XOMA Ltd. has agreed to a strategic process development and manufacturing relationship with Onyx Pharmaceuticals, Inc. under which XOMA will scale-up production to commercial volume and manufacture Onyx's CI-1042 (also known as ONYX-015), a therapeutic product to treat cancer. A copy of the principal agreement governing this relationship is attached hereto as Exhibit 2 and incorporated herein by reference.



Item 7. Exhibits

1.   Press Release dated January 29, 2001.*

2. Process Development and Manufacturing Agreement effective as of January 29, 2001 between XOMA (US) LLC and Onyx Pharmaceuticals, Inc. (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

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*    Previously filed

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 13, 2001             XOMA LTD.



                                      By:    /s/ Christopher J. Margolin
                                             -----------------------------------
                                             Christopher J. Margolin
                                             Vice President, General
                                             Counsel and Secretary

                                  EXHIBIT INDEX


Number   Description

1.   Press Release dated January 29, 2001.*

2. Process Development and Manufacturing Agreement effective as of January 29, 2001 between XOMA (US) LLC and Onyx Pharmaceuticals, Inc. (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

----------

*    Previously filed